UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026 (May 13, 2026)

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2026, the Board of Directors (the “Board”) of American International Group, Inc. (“AIG” or the “Company”) appointed Thomas D. Stoddard a director of the Company, effective June 1, 2026. Mr. Stoddard will serve on the Audit Committee of the Board.

The Board has determined that Mr. Stoddard is an independent director under the New York Stock Exchange listing standards.

Mr. Stoddard will participate in the compensation program for independent directors as described under “Corporate Governance - Director Compensation” in AIG’s 2026 Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on March 31, 2026.

There are no arrangements or understandings with any person pursuant to which Mr. Stoddard was appointed to serve as a director of the Company. Mr. Stoddard has no family relationship with any director or executive officer of the Company.

AIG’s press release announcing this appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2026, AIG held its Annual Meeting of Shareholders (the “Annual Meeting”). The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1 – Election of Directors: The following individuals were elected to serve as members of AIG’s Board of Directors until the 2027 Annual Meeting or until the election and qualification of their successors. The voting results for each of the nominees were as follows:

	For	Against	Abstain	Broker Non-Votes
James Cole, Jr.	461,745,104	3,346,458	286,990	27,587,076
John (Chris) Inglis	464,807,207	288,027	283,318	27,587,076
Courtney Leimkuhler	464,795,836	312,876	269,840	27,587,076
Linda A. Mills	413,428,551	51,680,818	269,183	27,587,076
Diana M. Murphy	423,706,844	41,123,373	548,335	27,587,076
Juan R. Perez	427,447,276	37,657,485	273,791	27,587,076
Peter R. Porrino	462,018,628	3,084,547	275,377	27,587,076
John G. Rice	461,756,522	3,192,529	429,501	27,587,076
Vanessa A. Wittman	464,601,110	509,736	267,706	27,587,076
Peter Zaffino	453,589,684	11,532,819	256,049	27,587,076

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
359,800,583	104,658,356	919,613	27,587,076

Proposal 3 – Ratify Appointment of PricewaterhouseCoopers LLP to Serve as AIG’s Independent Auditor for 2026: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
463,063,134	29,719,774	182,720	—

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release of American International Group, Inc., dated May 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated May 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: May 14, 2026	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary